===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) January 20, 1995
                                                      (January 19, 1995)


                         BOATMEN'S BANCSHARES, INC.
       ------------------------------------------------------------
         (Exact name of Registrant as specified in its charter)

                                 Missouri
                      ----------------------------
                      (State or other jurisdiction
                            of incorporation)

                1-3750                            43-0672260
           -----------------                    --------------------
           (Commission File                     (IRS Employer
            Number)                              Identification No.)


     One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri   63101
     ----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code:  314-466-6000



===============================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
- -------------------------------------------

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED - Not applicable

(b) PRO FORMA FINANCIAL INFORMATION - Not applicable

(c) EXHIBITS - The following exhibit is included with this Report:

     Exhibit 99     Earnings Press Release dated
                      January 19, 1995


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BOATMEN'S BANCSHARES, INC.
                                   (Registrant)



Dated:  January 20, 1995           By   /s/ James W. Kienker
                                        -----------------------------
                                        James W. Kienker
                                        Executive Vice President and
                                        Chief Financial Officer